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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) March 28, 2001
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)


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
                 Ohio                                   1-01520                              34-0244000
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     (State or Other Jurisdiction                  (Commission File                         IRS Employer
           of Incorporation)                            Number)                          Identification No.)
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Highway 50 and Aerojet Road, Rancho Cordova, California                  95670
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         (Address of Principal Executive Offices)                     (Zip Code)


P.O. Box 537012, Sacramento, California                               95853-7012
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         (Mailing Address)                                            (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on March 28, 2001.

In a GenCorp Inc. press release dated March 28, 2001, GenCorp Inc. announced the Company's decision to implement a restructuring and consolidation of the GDX Automotive Business, presently estimated to cost between $18 million and $22 million. Implementation of the restructure will begin in the second quarter. The restructure includes the intended closure of the Company's Marion, Indiana and Ballina, Ireland manufacturing facilities.



ITEM 7.  EXHIBITS


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
    Table                                                                                               Exhibit
    Item No.            Exhibit Description                                                             Number
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
          99            GenCorp Inc.'s press release dated March 28, 2001 which announced                99.1
                        the Company's decision to implement a restructuring and consolidation of the GDX Automotive Business, presently estimated to cost between
                        $18 million and $22 million.  Implementation of the restructure will begin in the second quarter.  The restructure includes the intended closure of the Company's Marion, Indiana and Ballina, Ireland
                        manufacturing facilities.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            GENCORP INC.


                                               By: /s/ William R. Phillips
                                                   -----------------------
                                             Name: William R. Phillips
                                            Title: Senior Vice President, Law,
                                                   General Counsel and Secretary

Dated:  March 29, 2001